UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

Mast Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32157	84-1318182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 500, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 552-0866

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of December 31, 2015, Mast Therapeutics, Inc. (the “Company”) entered into an amendment (the “Second Amendment”) to the Loan and Security Agreement, dated August 11, 2015, as amended by the First Amendment thereto dated September 28, 2015 (together, the “Loan Agreement”), with Hercules Technology III, L.P. and Hercules Technology Growth Capital, Inc. (together, “Hercules”).  The Second Amendment extended to January 31, 2016 the deadline for the Company’s vepoloxamer and AIR001 programs to achieve the clinical development milestones required to avoid prepayment to Hercules on April 30, 2016 of $10 million of the principal balance under the Loan Agreement.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On January 7, 2016, the Company announced that its cash, cash equivalents and investment securities were approximately $41 million as of December 31, 2015.

Item 7.01 Regulation FD Disclosure.

On January 7, 2016, the Company issued a press release that announced the Company’s cash, cash equivalents and investment securities as of December 31, 2015 and provided a business update. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index immediately following the signature page of this report.

In accordance with General Instruction B.2. of Form 8-K, the information in Items 2.02 and 7.01 of this report and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mast Therapeutics, Inc.

Date: January 7, 2016	By:	/s/ Brandi L. Roberts
Brandi L. Roberts
Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit Number	Description

10.1	Second Amendment to Loan and Security Agreement, dated as of December 31, 2015, among Mast Therapeutics, Inc., Hercules Technology III, L.P. and Hercules Technology Growth Capital, Inc.
99.1	Press release dated January 7, 2016

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